[graphic omitted]

-----------------------------------------
NEWPORT TIGER CUB FUND  SEMIANNUAL REPORT
-----------------------------------------
February 28, 1999


                          ----------------------------
                          Not FDIC   May Lose Value
                          Insured    No Bank Guarantee
                          ----------------------------

                        NEWPORT TIGER CUB FUND HIGHLIGHTS
                      SEPTEMBER 1, 1998 - FEBRUARY 28, 1999

INVESTMENT OBJECTIVE: Newport Tiger Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia: Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines.

THE FUND IS DESIGNED TO OFFER:

    |X| Access to stocks of entrepreneurial companies in Southeast Asia |X| Aggressive long-term growth potential
    |X|  Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "Asian market performance improved dramatically during the past six months, as global investors began to recognize significant value in Asian companies during this period of economic turmoil. This was
reflected in the Fund's performance."                       - Robert Cameron

                       NEWPORT TIGER CUB FUND PERFORMANCE(1)


                                         CLASS A    CLASS B   CLASS C   CLASS Z
Inception date                            6/3/96    6/3/96    6/3/96    6/3/96
--------------------------------------------------------------------------------
Six-month distributions declared
per share                                 $0.005    $0.000    $0.000    $0.023
--------------------------------------------------------------------------------
Six-month total returns, assuming         39.61%    38.90%    39.43%    39.57%
reinvestment of all distributions and
no sales charge or CDSC
--------------------------------------------------------------------------------
Six-month total returns, assuming         31.58%    33.90%    38.43%    39.57%
POP and CDSC(2)
--------------------------------------------------------------------------------
Net asset value per share at 2/28/99      $5.44     $5.32     $5.34     $5.45


TOP FIVE HOLDINGS(3)                          COUNTRY BREAKDOWN(3)
(as of 2/28/99)                               (as of 2/28/99)

--------------------------------------------------------------------------------
1. SM Prime Holdings, Inc. ...... 6.2%        1.  Hong Kong ..... 47.6%
2. Four Seas. Merc. Hldgs. Ltd .. 6.1%        2.  Singapore ..... 21.2%
3. Thai Union Froz. Products .... 5.8%        3.  Thailand  ..... 10.0%
4. Avimo Singapore Ltd     ...... 5.8%        4.  Philippines ...  9.4%
5. Johnson Electric Holdings Ltd  5.5%        5.  Indonesia .....  7.8%


(1) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(2) Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Contingent deferred sales charge (CDSC) returns reflect the maximum charges of 5% and 1% for Class B and C shares, respectively. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.

(3) Country and holdings breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the semiannual report for Newport Tiger Cub Fund for the six-month period ended February 28, 1999.

Although Asian stocks continued to suffer from local financial and economic conditions through the summer of 1998, Asian market performance turned around dramatically last fall. Interest rate cuts in the U.S. caused positive reactions among global investors and spurred market rallies both here and abroad.

The gains in Asian stocks during the past several months are encouraging, particularly for Newport Tiger Cub Fund investors who have remained patient. While improving conditions are beginning to draw investors back to Asia, it is important to note that the economies of many Asian countries are still in the process of recovering. As conditions improve, we believe global investment capital should continue to flow into these markets.

Newport Fund Management has established itself as a leader in Asian market investing over the course of numerous economic and market cycles. Newport's management style is built on 20 years of experience, knowledge and local relationships that few Asian fund managers can match.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Newport Tiger Cub Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    April 13, 1999

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                            PORTFOLIO MANAGER REPORT

[Photo of Robert Cameron]

ROBERT CAMERON is portfolio manager of Newport Tiger Cub Fund and is a senior vice president of Newport Fund Management, Inc. The following is a discussion of the Fund's performance for the six-month period ended February 28, 1999.

MARKET CONDITIONS IMPROVED DURING THE PERIOD
At the beginning of the period, investors were still concerned about Russia's currency devaluation and the lack of economic stability in other less-developed economies. Asian stocks continued to suffer in response to renewed fears of a global economic crisis. However, sentiment shifted during the fall as investors began to notice positive economic developments. First, many well-managed, profitable companies were posting strong earnings gains, despite the region's financial difficulties. Second, several Asian governments implemented measures to revitalize their banking systems and capital markets. In response, the market rallied impressively as global investors took advantage of attractive stock prices to position themselves for a potential economic rebound.

The Fund's solid performance reflects improved market conditions as well as its continued emphasis on well-managed, high-quality companies. For the six-month period, the Fund generated a total return of 39.61% for Class A shares, based on net asset value.

FUND REMAINED FOCUSED ON QUALITY

Despite encouraging signs throughout the region, we continued to concentrate the Fund's investments in Hong Kong and Singapore (47.57% and 21.21% of total net assets, respectively). We believe the economies of these countries are among the strongest in the region, as both have substantial financial reserves and well-managed banking systems. Singapore was one of the few Tiger countries (along with China and Taiwan) that had positive economic growth in 1998. A proactive government moved early on to enhance Singapore's global competitiveness. As a result, we believe the country has the potential to become a major force in the world's financial markets.

We continue to seek well-managed companies with distinct market positions, consistent and sustainable earnings growth rates, low debt levels and strong cash flows. This approach allows us to identify companies that have solid businesses and growth prospects, regardless of their geographic location.

In the past several months we have become increasingly optimistic about China's potential to drive the region's growth. The Chinese government has taken steps to stimulate growth through lower interest rates and increased capital investment for infrastructure, telecommunications and transportation. While there are signs that economic growth in China may slow in 1999, there are still a number of strong companies that we believe are undervalued by the market. However, we will continue to keep the bulk of the Fund's holdings invested in Hong Kong, where many of Southeast Asia's highest-quality companies are listed. We believe this strategy is the best way to position the Fund to benefit from China's growth.

INVESTMENT APPROACH UNCOVERS ATTRACTIVE STOCKS FOR PORTFOLIO

Despite the recent financial turmoil, several Asian companies have prospered, increasing market share and generating attractive earnings. In previous reports to shareholders, we have focused primarily on companies in Hong Kong, which has comprised the largest market weighting in the Fund. In this report, we would like to highlight two companies from some of the other markets in which the Fund is invested. In Singapore, for example, we have found a number of attractive companies. One such firm is Avimo Singapore Ltd. (5.78% of total net assets). Avimo owns exclusive technology used in the design and manufacturing of advanced precision optics. Their product line includes night vision equipment used by the military, a specialized market segment that Avimo dominates. As a market leader, the company enjoys strong order flow from around the globe, including a recent contract with Apache Helicopter to outfit aircraft used by the British military. In addition, the company has broadened its product line to include commercial applications, such as zoom lenses and laser optics. The company has generated attractive levels of cash flow and double-digit earnings growth despite the Asian recession.

The Fund's bottom-up investment style has uncovered some attractive companies in weaker economies that a top-down, or country-first, approach might have missed. A good example is Thai Union Frozen Products (5.84% of total net assets), Thailand's largest exporter of processed seafood, particularly tuna and shrimp. The company, which owns Chicken of the Sea brand tuna, exports its products around the world and has used its strong financial position to acquire competitors at attractive prices. For example, a recent acquisition of Songkla Canning (Thailand) should further solidify the company's competitive position through production cost savings and increased market share.

ENCOURAGING SIGNS APPEARING

The past 18 months have been challenging for investors in Asian stocks. However, the marketplace appears to be recognizing that Asian stocks have the potential to offer attractive growth prospects over the years ahead. We believe that stock prices should begin to better reflect attractive fundamental investment characteristics, and we encourage investors to remain focused on investing for the long term.


                NEWPORT TIGER CUB FUND INVESTMENT PERFORMANCE VS.
                    THE MSCI PACIFIC REGION (EX-JAPAN) INDEX
                Change in value of $10,000 from 6/30/96 - 2/28/99

                       CLASS A SHARES BASED ON NAV AND POP

                                                MSCI PACIFIC
                                                   REGION
                                                 (EX-JAPAN)
                      NAV             POP          INDEX
-----------------------------------------------------------------
Jun 30, 96          $10,000        $10,000        $10,000
Jul 31, 96            9,425          8,883          9,496
Aug 31, 96            9,405          8,864          9,920
Sep 30, 96            9,516          8,968         10,173
Oct 31, 96            9,162          8,636         10,449
Nov 30, 96            9,606          9,054         11,007
Dec 31, 96            9,728          9,168         11,028
Jan 31, 97            9,899          9,330         10,895
Feb 28, 97            9,768          9,206         11,049
Mar 31, 97            9,354          8,816         10,536
Apr 30, 97            9,273          8,740         10,320
May 31, 97            9,798          9,235         10,961
Jun 30, 97            9,929          9,358         11,201
Jul 31, 97           10,303          9,710         11,170
Aug 31, 97            9,183          8,655          9,620
Sep 30, 97            9,435          8,892          9,948
Oct 31, 97            7,639          7,200          7,838
Nov 30, 97            7,538          7,104          7,590
Dec 31, 97            6,983          6,581          7,609
Jan 31, 98            5,782          5,450          7,139
Feb 28, 98            7,195          6,781          8,237
Mar 31, 98            7,164          6,753          8,140
Apr 30, 98            6,599          6,220          7,571
May 31, 98            5,792          5,459          6,721
Jun 30, 98            4,924          4,641          6,316
Jul 31, 98            4,652          4,384          6,100
Aug 31, 98            3,935          3,709          5,275
Sep 30, 98            4,379          4,128          5,757
Oct 31, 98            5,469          5,155          6,868
Nov 30, 98            5,943          5,602          7,188
Dec 31, 98            5,959          5,616          7,104
Jan 31, 99            5,565          5,245          7,153
Feb 28, 99            5,494          5,178          7,078


                  VALUE OF A $10,000 INVESTMENT MADE ON 6/30/96
                                  As of 2/28/99

--------------------------------------------------------------------------------
     CLASS A               CLASS B               CLASS C            CLASS Z
   NAV      POP        NAV      W/CDSC       NAV      W/CDSC          NAV
--------------------------------------------------------------------------------
 $5,494   $5,178     $5,368     $5,207     $5,388     $5,388         $5,521
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 2/28/99

-------------------------------------------------------------------------------
               CLASS A            CLASS B             CLASS C        CLASS Z
INCEPTION      6/3/96              6/3/96              6/3/96        6/3/96
             NAV     POP       NAV     W/CDSC      NAV    W/CDSC       NAV
-------------------------------------------------------------------------------
1 YEAR     (23.64)% (28.03)%  (24.43)% (28.21)%  (24.15)% (24.91)%   (23.70)%
-------------------------------------------------------------------------------
LIFE       (19.88)  (21.59)   (20.56)  (21.43)   (20.45)  (20.45)    (19.74)
-------------------------------------------------------------------------------


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for the one-year return and 3% for the life of fund return for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

MSCI Pacific Region (Ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                   FEBRUARY 28, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 92.7%                        COUNTRY      SHARES       VALUE
 ............................................................................
FINANCE, INSURANCE & REAL ESTATE - 31.0%
   DEPOSITORY INSTITUTIONS - 7.1%
   Hang Seng Bank Ltd.                            HK          25  $      203
   Oversea-Chinese Banking Corp., Ltd.            Si          70         467
                                                                  ----------
                                                                         670
                                                                  ----------
   HOLDING COMPANIES - 4.5%
   China Resources Enterprises Ltd.               HK         150         196
   City Developments Ltd.                         Si          54         226
                                                                  ----------
                                                                         422
                                                                  ----------
   INSURANCE CARRIERS - 4.1%
   Thai Reinsurance Co., Ltd.                     Th         160         385
                                                                  ----------
   REAL ESTATE - 15.3%
   Cheung Kong Holdings Ltd.                      HK          45         306
   HKR International Ltd.                         HK         349         215
   SM Prime Holdings, Inc.                        Ph       3,000         578
   Sun Hung Kai Properties Ltd.                   HK          49         334
                                                                  ----------
                                                                       1,433
                                                                  ----------

 ............................................................................
MANUFACTURING - 44.6%
   ELECTRONIC COMPONENTS - 9.0%
   Johnson Electric Holdings Ltd.                 HK         196         518
   Varitronix International Ltd.                  HK         186         329
                                                                  ----------
                                                                         847
                                                                  ----------
   FOOD & KINDRED PRODUCTS - 14.3%
   Four Seas Merchantile Holdings Ltd.            HK       1,754         572
   Ng Fung Hong Ltd.                              HK         300         226
   Thai Union Frozen Products Public Co.
    Foreign Shares (a)                            Th         160         548
                                                                  ----------
                                                                       1,346
                                                                  ----------
   LIGHTING EQUIPMENT - 2.7%
   Clipsal Industries Ltd.                        Si         307         256
                                                                  ----------
   MEASURING & ANALYZING INSTRUMENTS - 10.9%
   Avimo Singapore Ltd.                           Si         380         543
   China Hong Kong Photo Products
    Holdings, Ltd.                                HK       1,898         142
   PT Modern Photo Film - Foreign Shares (a)      In       6,518         333
                                                                  ----------
                                                                       1,018
                                                                  ----------
   RUBBER & PLASTIC - 4.3%
   PT Dynaplast - Foreign Reg.                    In       7,795         398
   Srithai Superware Public Co., Ltd.             Th          19           7
                                                                  ----------
    Foreign Shares (a)                                                   405
                                                                  ----------
   APPAREL & ACCESSORY STORES - 1.2%
   Glorious Sun Enterprises                       HK         900         108
                                                                  ----------
   MISCELLANEOUS RETAIL - 2.2%
   Sa Sa International Holdings Ltd.              HK       3,500         208
                                                                  ----------

 ............................................................................
SERVICES - 5.3%
   COMPUTER RELATED SERVICES
   Datacraft Asia Ltd.                            Si         250         500
                                                                  ----------

 ............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 6.6%
   Gas Services - 4.0%
   Hong Kong and China Gas Co., Ltd.              HK         326         379
                                                                  ----------
   RAILROAD - 0.7%
   Guangshen Railway Co., Ltd.                    HK         397          45
   Guangshen Railway Co. Ltd., ADR                HK           3          17
                                                                  ----------
                                                                          62
                                                                  ----------
   TELECOMMUNICATION - 1.9%
   China Telecom Ltd. (a)(b)                      HK         100         177
                                                                  ----------

 ............................................................................
WHOLESALE TRADE - 5.2%
   DURABLE GOODS
   Li & Fung Ltd.                                 HK         272         491
                                                                  ----------

   TOTAL COMMON STOCKS (cost of $12,043)                               8,707
                                                                  ----------

WARRANTS (a) - 3.3%
----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
   GAS SERVICES
   Hong Kong and China Gas Co., Ltd.              HK          15           1
                                                                  ----------

 ............................................................................
RETAIL TRADE - 3.3%
   RESTAURANTS
   Jollibee Foods Corp.                           Ph         650         305
                                                                  ----------
   TOTAL WARRANTS (cost of $295)                                         306
                                                                  ----------
   TOTAL INVESTMENTS (cost of $12,338)(c)                              9,013
                                                                  ----------

SHORT-TERM OBLIGATIONS - 4.7%                                PAR        VALUE
------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago Corp.,
dated 02/26/99, due 03/01/99 at 4.750%, collateralized
by U.S. Treasury bonds and notes with various maturities
to 2021, market value $433 (repurchase proceeds
$440)                                                    $   440   $      440
                                                                   ----------

OTHER ASSETS & LIABILITIES, NET - (0.7%)                                 (62)
-----------------------------------------------------------------------------

NET ASSETS - 100%                                                 $    9,391
                                                                  ----------

NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the trustees.
(c) Cost for federal income tax purposes is the same.

Summary of Securities
 by Country                             Country            Value  % of Total
----------------------------------------------------------------------------
Hong Kong                                 HK             $ 4,467        49.6
Singapore                                 Si               1,992        22.1
Thailand                                  Th                 940        10.4
Philippines                               Ph                 883         9.8
Indonesia                                 In                 731         8.1
                                                         -------- ----------
                                                         $ 9,013       100.0
                                                         -------- ----------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      Acronym                                   Name
   -------------                  -----------------------------------
       ADR                            American Depositary Receipt

See notes to financial statements.

               STATEMENT OF ASSETS & LIABILITIES
                 FEBRUARY 28, 1999 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $12,338)                           $ 9,013
Short-term obligations                                            440
                                                              -------
                                                                9,453
Receivable for:
  Fund shares sold                                 87
  Expense reimbursement due from
    Advisor/Administrator                          12
Other                                               3             102
                                                 -----        -------
    Total Assets                                                9,555

LIABILITIES
Payable for:
  Fund shares repurchased                         140
Accrued:
  Management fee                                    9
  Administration fee                                5
  Transfer agent fee                                5
  Bookkeeping fee                                   2
  Deferred Trustees fee                             1
Other                                               2
                                                 -----
    Total Liabilities                                             164
                                                              -------

NET ASSETS                                                    $ 9,391
                                                              -------

Net asset value & redemption price per share -
Class A ($3,663/674)                                            $5.44 (a)
                                                              -------

Maximum offering price per share - Class A
($5.44/0.9425)                                                  $5.77 (b)
                                                              -------

Net asset value & offering price per share -
Class B ($4,595/863)                                            $5.32 (a)
                                                              -------

Net asset value & offering price per share -
Class C ($1,100/206)                                            $5.34 (a)
                                                              -------

Net asset value, offering & redemption price
per share - Class Z ($33/6)                                     $5.45
                                                              -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends:
    China Hong Kong Photo Products Holdings, Ltd.                    $     9
    Clipsal Industries Ltd.                                                7
    Four Seas Merchantile Holdings Ltd.                                   20
    Glorious Sun Enterprises                                              10
    HKR International Ltd.                                                22
    Oversea-Chinese Banking Corp., Ltd.                                    7
    Thai Reinsurance Co., Ltd.                                             7
    Other                                                                 24
Interest                                                                  21
                                                                     -------
      Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $1)                                                    127

EXPENSES
Management fee                                        $   55
Administration fee                                        12
Service fee - Class A, Class B, Class C                   12
Distribution fee - Class B                                16
Distribution fee - Class C                                 4
Transfer agent fee                                        19
Bookkeeping fee                                           12
Trustees fee                                               5
Audit fee                                                 12
Legal fee                                                  2
Custodian fee                                             12
Registration fee                                          24
Reports to shareholders                                    4
Other                                                      2
                                                      ------
                                                         191
Fees and expenses waived or borne
  by the Advisor/Administrator                           (64)            127
                                                      ------         -------
       Net Investment Income                                               0
                                                                     -------

Continued on following page.

See notes to financial statements.

                         STATEMENT OF OPERATIONS - CONT.

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                           (215)
  Foreign currency transactions                          (73)
                                                      ------
    Net Realized Loss                                                   (288)
Change in net unrealized appreciation
  (depreciation) during the period on:
  Investments                                          3,143
  Foreign currency transactions                           (6)
                                                      ------
    Net Unrealized Appreciation                                        3,137
                                                                     -------
       Net Gain                                                        2,849
                                                                     -------
Increase in Net Assets from Operations                               $ 2,849
                                                                     -------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                   (Unaudited)
                                                   Six months         Year
                                                      ended           ended
(in thousands)                                     February 28      August 31
                                                   -----------      ---------
INCREASE (DECREASE) IN NET ASSETS                      1999            1998
Operations:
Net investment income                                $     -         $   186
Net realized loss                                       (288)         (4,661)
Net unrealized appreciation (depreciation)             3,137          (5,988)
                                                     -------         -------
    Net Increase (Decrease) from Operations            2,849         (10,463)
                                                     -------         -------
Distributions:
From net investment income - Class A                      (4)              -
From net investment income - Class Z                      (a)              -
                                                     -------         -------
                                                          (4)              -
                                                     -------         -------
Fund Share Transactions:
Receipts for shares sold - Class A                       939           6,030
Value of distributions reinvested - Class A                4               -
Cost of shares repurchased - Class A                  (2,200)         (6,251)
                                                     -------         -------
                                                      (1,257)           (221)
                                                     -------         -------
Receipts for shares sold - Class B                     1,543           4,820
Cost of shares repurchased - Class B                  (1,299)         (4,821)
                                                     -------         -------
                                                         244              (1)
                                                     -------         -------
Receipts for shares sold - Class C                       357           1,898
Cost of shares repurchased - Class C                    (276)         (1,686)
                                                     -------         -------
                                                          81             212
                                                     -------         -------
Receipts for shares sold - Class Z                         4              12
Value of distributions reinvested - Class Z               (a)              -
Cost of shares repurchased - Class Z                      (2)           (883)
                                                     -------         -------
                                                           2            (871)
                                                     -------         -------
Net Decrease from Fund
  Share Transactions                                    (930)           (881)
                                                     -------         -------
        Total Increase (Decrease)                      1,915         (11,344)

NET ASSETS
Beginning of period                                    7,476          18,820
                                                     -------         -------
End of period (net of overdistributed and
 including accumulated net investment
 income of $4 and none, respectively)                $ 9,391         $ 7,476
                                                     -------         -------

(a) Rounds to less than one.

Continued on following page.

See notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS - CONT
                                                   (Unaudited)
                                                   Six months         Year
                                                      ended           ended
(in thousands)                                     February 28      August 31
                                                   -----------      ---------
                                                      1999             1998
NUMBER OF FUND SHARES
Sold - Class A                                           180             905
Issued for distributions reinvested - Class A              1               -
Repurchased - Class A                                   (419)           (944)
                                                     -------         -------
                                                        (238)            (39)
                                                     -------         -------
Sold - Class B                                           277             687
Repurchased - Class B                                   (240)           (711)
                                                     -------         -------
                                                          37             (24)
                                                     -------         -------
Sold - Class C                                            68             305
Repurchased - Class C                                    (53)           (258)
                                                     -------         -------
                                                          15              47
                                                     -------         -------
Sold - Class Z                                            (a)              2
Issued for distributions reinvested - Class Z             (a)              -
Repurchased - Class Z                                     (a)           (128)
                                                     -------         -------
                                                          (a)           (126)
                                                     -------         -------

(a) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ...............................................................................
In the opinion of management of Newport Tiger Cub Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and have been amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Newport Fund Management, Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 1999, the Fund has been advised that the distributor retained net underwriting discounts of $7,757 on sales of the Class A shares and received contingent deferred sales charges
(CDSC) of $907, $16,420, and $356 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the six months ended February 28, 1999, purchases and sales of investments, other than short-term obligations, were $1,037,904 and $1,384,624, respectively.

Unrealized appreciation (depreciation) at February 28, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

       Gross unrealized appreciation                          $    772,555
       Gross unrealized depreciation                            (4,097,433)
                                                              ------------
           Net unrealized depreciation                        $ (3,324,878)
                                                              ------------

CAPITAL LOSS CARRYFORWARDS: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          Year of                               Capital loss
        expiration                              carryforward
        ------------                           ---------------
           2005                                     $ 38,000
           2006                                      914,000
                                                    --------
                                                    $952,000
                                                    --------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 1999.

NOTE 6.  COMPOSITION OF NET ASSETS
 ...............................................................................
   Capital paid in                                           $ 18,078
   Overdistributed net investment income                           (4)
   Accumulated net realized loss                               (5,358)
   Net unrealized depreciation                                 (3,325)
                                                        --------------
                                                              $ 9,391
                                                        --------------

NOTE 7.  RESULTS OF SPECIAL SHAREHOLDER MEETING
 ...............................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the the Meeting, the Fund had outstanding 2,007,454 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                     Authority
                                                           For        Withheld
To Elect a Board of Trustees:
     Robert J. Birnbaum                                   973,557      69,364
     Tom Bleasdale                                        973,887      69,034
     John Carberry                                        973,754      69,167
     Lora S. Collins                                      973,887      69,060
     James E. Grinnell                                    973,861      69,060
     Richard W. Lowry                                     973,887      69,034
     Salvatore Macera                                     973,887      69,034
     William E. Mayer                                     973,887      69,034
     James L. Moody, Jr.                                  973,887      69,034
     John J. Neuhauser                                    973,887      69,034
     Thomas E. Stitzel                                    973,861      69,060
     Robert L. Sullivan                                   973,887      69,034
     Anne-Lee Verville                                    973,754      69,167

To amend fundamental investment policies regarding borrowing and lending.

          For                  Against                   Abstain
          ---                  -------                   -------
        740,058                 49,148                    69,921

To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

          For                  Against                   Abstain
          ---                  -------                   -------
        734,881                 56,198                    68,050

To approve policies for a master fund/feeder fund structure.

          For                  Against                   Abstain
          ---                  -------                   -------
        738,273                 51,039                    69,818

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout the period are as follows:

                                                                   (Unaudited)
                                                            Six months ended February 28
                                              -------------------------------------------------------
                                                                       1999
                                                Class A        Class B        Class C       Class Z
                                              ----------     ----------     ----------     ----------
Net asset value -
   Beginning of period                        $    3.900     $    3.830     $    3.830     $    3.920
                                              ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)(c)             0.011         (0.008)        (0.009)         0.014
Net realized and unrealized gain                   1.534          1.498          1.519          1.539
                                              ----------     ----------     ----------     ----------
   Total from Investment Operations                1.545          1.490          1.510          1.553
                                              ----------     ----------     ----------     ----------
LESS DISTRIBUTION DECLARED TO SHAREHOLDERS:
From net investment income                        (0.005)          --             --           (0.023)
                                              ----------     ----------     ----------     ----------
Net asset value -
   End of period                              $    5.440     $    5.320     $    5.340     $    5.450
                                              ----------     ----------     ----------     ----------
Total return (d)(e)(f)                             39.61%         38.90%         39.43%         39.57%
                                              ----------     ----------     ----------     ----------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                     2.25%          3.00%          3.00%          2.00%
Net investment income (loss) (g)(h)                 0.43%         (0.32)%        (0.32)%         0.68%
Fees and expenses waived or borne by
the Advisor/Administrator (g)(h)                    1.35%          1.35%          1.35%          1.35%
Portfolio turnover  (f)                               12%            12%            12%            12%
Net assets at end of period (000)             $    3,663     $    4,595     $    1,100     $       33

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                        $    0.035     $    0.035     $    0.035     $    0.035
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from securities listed on the Statement of Operations which amounted to
    $0.005, $0.004, $0.011, $0.005, $0.012, $0.004 and $0.004 per share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout the period are as follows:

                                                               Year ended August 31
                                              -------------------------------------------------------
                                                                       1998
                                               Class A        Class B        Class C        Class Z
                                              ----------     ----------     ----------     ----------
Net asset value -
   Beginning of period                        $    9.100     $    9.020     $    9.020     $    9.130
                                              ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)(c)             0.115          0.067          0.067          0.132
Net realized and unrealized loss                  (5.315)        (5.257)        (5.257)        (5.342)
                                              ----------     ----------     ----------     ----------
   Total from Investment Operations               (5.200)        (5.190)        (5.190)        (5.210)
                                              ----------     ----------     ----------     ----------
Net asset value -
   End of period                              $    3.900     $    3.830     $    3.830     $    3.920
                                              ----------     ----------     ----------     ----------
Total return (e)(f)                               (57.14)%       (57.54)%       (57.54)%       (57.06)%
                                              ----------     ----------     ----------     ----------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                        2.25%          3.00%          3.00%          2.00%
Net investment income (loss) (g)                    1.75%          1.00%          1.00%          2.00%
Fees and expenses waived or borne by
 the Advisor/Administrator (g)                      1.02%          1.02%          1.02%          1.02%
Portfolio turnover (g)                                56%            56%            56%            56%
Net assets at end of period (000)             $    3,556     $    3,165     $      732     $       23

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                        $    0.067     $    0.067     $    0.067     $    0.067
(b) Per share data was calculated using average shares outstanding during the period.
(c) 1998 information includes distributions from securities listed on the Statement of Operations which amounted to $0.016, $0.013, $0.013, $0.014, $0.012, $0.014, $0.014, $0.013 and $0.017 per share, respectively.
    1997 information includes distributions from Srithai Superware Public Co., Ltd. and Varitronix International Ltd.
    which amounted to $0.039 per share.
(d) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.


              Year ended August 31
--------------------------------------------------
                       1997
 Class A       Class B      Class C  (d) Class Z
-----------    ---------    ---------    ---------

   $ 9.320      $ 9.300      $ 9.300      $ 9.320
   -------      -------      -------      -------


     0.059       (0.012)      (0.012)       0.083
    (0.279)      (0.268)      (0.268)      (0.273)
   -------      -------      -------      -------

    (0.220)      (0.280)      (0.280)      (0.190)
   -------      -------      -------      -------
   $ 9.100      $ 9.020      $ 9.020      $ 9.130
   -------      -------      -------      -------
     (2.36)%      (3.01)%      (3.01)%      (2.04)%
   -------      -------      -------      -------


     2.25%        3.00%        3.00%        2.00%
     0.62%        (0.13)%      (0.13)%      0.87%


     1.09%        1.09%        1.09%        1.09%
       96%          96%          96%          96%
   $ 8,653      $ 7,664      $ 1,300      $ 1,203


   $ 0.105      $ 0.105      $ 0.105      $ 0.105

                        FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout the period are as follows:

                                                              Period ended August 31
                                              ------------------------------------------------------
                                                                       1996 (c)
                                               Class A        Class B        Class C(d)     Class Z
                                              ----------     ----------     ----------     ----------
Net asset value -
   Beginning of period                        $   10.000     $   10.000     $   10.000     $   10.000
                                              ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)                 0.016         (0.002)        (0.002)         0.021
Net realized and unrealized loss                  (0.696)        (0.698)        (0.698)        (0.701)
                                              ----------     ----------     ----------     ----------
   Total from Investment Operations               (0.680)        (0.700)        (0.700)        (0.680)
                                              ----------     ----------     ----------     ----------

Net asset value -
   End of period                              $    9.320     $    9.300     $    9.300     $    9.320
                                              ----------     ----------     ----------     ----------
Total return (e)(f)(g)                             (6.80)%        (7.00)%        (7.00)%        (6.80)%
                                              ----------     ----------     ----------     ----------

RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                                     2.25%          3.00%          3.00%          2.00%
Net investment income (loss) (h)(i)                 0.62%         (0.13)%        (0.13)%         0.87%
Fees and expenses waived or borne by
 the Advisor/Administrator (h)(i)                   5.16%          5.16%          5.16%          5.16%
Portfolio turnover(g)                                  3%             3%             3%             3%
Net assets at end of period (000)             $    3,542     $    2,654     $      738     $    1,166

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                        $    0.123     $    0.123     $    0.123     $    0.123
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on June 3, 1996.
(d) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............ press [1]

For account information ............................................. press [2]

To speak to a service representative ................................ press [3]

For yield and total return information .............................. press [4]

For duplicate statements or new supply of checks .................... press [5]

To order duplicate tax forms and year-end statements ................ press [6]
(February through May)

To review your options at any time during your call ................. press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS

                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Tiger Cub Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Newport Tiger Cub Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Tiger Cub Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   CF-03/801G-0399 (4/99) 99/417